                                                                    EXHIBIT 10.2

                                   NUCO2 INC.
                          DIRECTORS' STOCK OPTION PLAN

                          (AMENDED DECEMBER 13, 2001)

                                    ARTICLE I
                                     PURPOSE

            The purpose of NuCo2 Inc.  Directors' Stock Option Plan (the "Plan")
is to secure for NuCo2 Inc. and its shareholders the benefits arising from stock ownership by its Directors. The Plan will provide a means whereby such Directors may purchase shares of the common stock, $.001 par value, of NuCo2 Inc. pursuant to options granted in accordance with the Plan.

                                   ARTICLE II
                                   DEFINITIONS

            The  following  capitalized  terms  used in the Plan  shall have the respective meanings set forth in this Article:

            2.1   "BOARD" shall mean the Board of Directors of NuCo2 Inc.

            2.2   "CODE"  shall  mean the  Internal  Revenue  Code of  1986,  as amended.

            2.3   "COMPANY" shall mean NuCo2 Inc. and any of its Subsidiaries.

            2.4   "DIRECTOR"  shall mean any person who is a member of the Board of Directors of the Company.

            2.5   "ELIGIBLE DIRECTOR" shall be any Director who is not a full or part-time Employee of the Company.

            2.6   "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended.

            2.7   "EXERCISE  PRICE"  shall  mean the price per Share at which an
Option may be exercised.

            2.8   "FAIR MARKET  VALUE" of the Shares means the closing  price of publicly traded Shares on the national  securities  exchange on which the Shares are  listed on the day before the Grant Date (if the Shares are so listed) or on the Nasdaq  National  Market on the day before the Grant Date (if the Shares are regularly  quoted  on the  Nasdaq  National  Market),  or,  if not so  listed or regularly quoted,  the mean between the closing bid and asked prices of publicly traded Shares in the  over-the-counter  market on the day before the Grant Date,

or, if such bid and asked  prices  shall not be  available,  as  reported by any nationally  recognized  quotation  service  selected  by the  Company on the day before the Grant Date, or as determined by the Board in a manner consistent with the provisions of the Code.

            2.9   "GRANT  DATE"  shall  mean  the  Initial  Grant  Date  and any
Subsequent Grant Date.

            2.10  "INITIAL  GRANT DATE" shall mean with respect to each Eligible
Director  the date such  Eligible  Director is first  elected as a member of the
Board,  or if an  Eligible  Director is a member of the Board the date the Board approved the Plan.

            2.11  "OPTION"  shall  mean an Option  to  purchase  Shares  granted pursuant to the Plan.

            2.12  "OPTION AGREEMENT" shall mean the written agreement  described in Article VI herein.

            2.13  "PERMANENT DISABILITY" shall mean the condition of an Eligible
Director who is unable to  participate as a member of the Board by reason of any medically  determined  physical  or mental  impairment  that can be  expected to result in death or which can be expected to last for a continuous  period of not less than 12 months.

            2.14  "PURCHASE PRICE" shall be the Exercise Price multiplied by the number of whole Shares with respect to an Option may be exercised.

            2.15  "SECURITIES  ACT" shall mean the  Securities  Act of 1933,  as amended.

            2.16  "SHARES"  shall mean shares of common stock,  $.001 par value, of the Company.

            2.17  "SUBSEQUENT  GRANT  DATE" shall mean any Grant Date other than the Initial Grant Date.

            2.18  "SUBSIDIARIES"  shall  have the  meaning  provided  in Section
425(f) of the Code.

                                   ARTICLE III
                                 ADMINISTRATION

            3.1   GENERAL.  This  Plan  shall be  administered  by the  Board in accordance with the express provisions of this Plan.

            3.2   POWERS OF THE BOARD.  The Board  shall have full and  complete authority  to adopt  such  rules  and  regulations  and to make  all such  other determinations  not  inconsistent  with  the  Plan as may be  necessary  for the administration of the Plan.

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                                   ARTICLE IV
                             SHARES SUBJECT TO PLAN

            Subject to adjustment in accordance with Article IX, an aggregate of
110,000 Shares is reserved for issuance under this Plan.  Shares sold under this
Plan may be either  authorized but unissued Shares or reacquired  Shares.  If an
Option, or any portion thereof, shall expire or terminate for any reason without having been  exercised in full,  the  unpurchased  Shares covered by such Option shall be available for future grants of Option.

                                    ARTICLE V
                                     GRANTS

            5.1   INITIAL  GRANTS.  On the  Initial  Grant Date,  each  Eligible
Director  shall receive the grant of an option to purchase  6,000 Shares.  If an
Eligible  Director  was granted an option as of the date the Board  approved the
Plan, then such grant is subject to shareholder approval of the Plan.

            5.2   SUBSEQUENT  GRANTS. To the extent that Shares remain available for the grant of Options under the Plan, on the third anniversary of the Initial
Grant  Date,  and on each  three  year  anniversary  thereafter,  each  Eligible
Director shall be granted an Option to purchase an additional 6,000 Shares.

            5.3   ADJUSTMENT  OF  GRANTS.  The  number  of  Shares  set forth in
Section  5.1 and 5.2 as to which  Options  shall be granted  shall be subject to adjustment as provided in section 9.1 hereof.

            5.4   COMPLIANCE WITH RULE 16B-3. The terms for the grant of Options to an Eligible  Director may only be changed if permitted under Rule 16b-3 under the Exchange Act and, accordingly,  the formula for the grant of Options may not be changed or otherwise  modified more than once in any six month period,  other than to  comport  with  changes  in the Code,  the  employee  Retirement  Income
Security Act, or the rules and regulations thereunder.

                                   ARTICLE VI
                                 TERMS OF OPTION

            Each  Option  shall  be  evidenced  by a  written  Option  Agreement executed by the Company and the Eligible  Director which shall specify the Grant
Date, the number of Shares  subject to the Option,  the Exercise Price and shall also include or  incorporate  by reference the substance of all of the following provisions and such other provisions  consistent with this Plan as the Board may determine.

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            6.1   TERM. The term of each Option shall be 10 years from the Grant
Date thereof,  subject to earlier termination in accordance with Articles VI and
X.

            6.2   RESTRICTION ON EXERCISE. Options shall be exercisable in three equal installments  beginning on the first anniversary of the Initial Grant Date or any  Subsequent  Grant Date and subject to such terms and conditions as shall be determined by the Board at grant, provided,  however, that in the case of the
Eligible Director's death or Permanent Disability,  the Options held by him will become  immediately  exercisable,  unless a longer  vesting  period is otherwise determined by the Board at grant.  The Board may waive any installment  exercise provision at any time in whole or in part based on performance and/or such other factors as the Board may determine in its sold  discretion,  provided,  however, that no Option shall be exercisable until more than six months have elapsed from the Grant Date and;  provided,  further that no Option will be exercisable until shareholder approval of the Plan shall have been obtained.

            6.3   EXERCISE  PRICE.  The Exercise Price for each Share subject to an Option shall be the Fair Market Value of the Share as  determined  in Section
2.8 herein.

            6.4   MANNER OF EXERCISE. An Option shall be exercised in accordance with its terms, by delivery of a written notice of exercise to the Company,  and payment of the full purchase  price of the Shares being  purchased.  An Eligible
Director  may  exercise  an Option  with  respect to all or less than all of the
Shares for which the Option may then be exercised,  but a Director must exercise the Option in full Shares.

            6.5   PAYMENT. The Purchase Price of Shares purchased pursuant to an
Option or portion thereof, may be paid:

                  (a) in United States Dollars,  in cash or by check, bank draft or money order payable to the Company;

                  (b) at the  discretion  of the  Board by  delivery  of  Shares already owned by an Eligible  Director with an aggregate  Fair
                  Market  Value on the date of  exercise  equal to the  Purchase
                  Price,  subject  to the  provisions  of  Section  16(b) of the
                  Exchange Act; and

                  (c) through the written  election of the Eligible  Director to have Shares withheld by the Company from the Shares  otherwise to be received with such  withheld  Shares having an aggregate
                  Fair  Market  Value  on the  date  of  exercise  equal  to the
                  Purchase Price.

            6.6   TRANSFERABILITY.  No Option  shall be  transferable  otherwise than by will or the laws of descent  and  distribution,  and an Option  shall be

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exercisable  during  the  Eligible  Director's  lifetime  only  by the  Eligible
Director, his guardian or legal representative.

            6.7   TERMINATION  OF  MEMBERSHIP  ON  THE  BOARD.  If  an  Eligible
Director's  membership on the Board  terminates for any reason other than cause, including  the death of an  Eligible  Director,  an  Option  held on the date of termination may be exercised in whole or in part at any time within one (1) year after the date of such termination (but in no event after the term of the Option expires) and shall thereafter terminate. If an Eligible Director's membership on the Board is  terminated  for cause,  which  determination  shall be made by the
Board,  Options held by him shall  terminate  concurrently  with  termination of membership.

                                   ARTICLE VII
                        GOVERNMENT AND OTHER REGULATIONS

            7.1   DELIVERY OF SHARES.  The obligation of the Company to issue or transfer  and  deliver  Shares  for  exercised  Options  under the Plan shall be subject to all applicable laws,  regulations,  rules, orders and approvals which shall then be in effect.

            7.2   HOLDING  OF  STOCK  AFTER  EXERCISE  OF  OPTION.   The  Option
Agreement  shall provide that the Eligible  Director,  by accepting such Option, represents and agrees,  for the Eligible Director and his permitted  transferees hereunder that none of the Shares purchased upon exercise of the Option shall be acquired  with a view to any sale,  transfer  or  distribution  of the Shares in violation  of the  Securities  Act and the  person  exercising  an Option  shall furnish  evidence  satisfactory  to that  Company to that  effect,  including an indemnification  of the Company in the event of any violation of the Act by such person.  Notwithstanding  the foregoing,  the Company in its sole discretion may register  under the Act the Shares  issuable  upon exercise of the Options under the Plan.

                                  ARTICLE VIII
                                 WITHHOLDING TAX

            The Company may in its discretion,  require an Eligible  Director to pay to the  Company,  at the time of  exercise  of an Option an amount  that the
Company deems necessary to satisfy its obligations to withhold federal, state or local  income or other taxes  (which for  purposes of this  Article  includes an
Eligible Director's FICA obligation)  incurred by reason of such exercise.  When the  exercise  of an Option  does not give rise to the  obligation  to  withhold federal  income  taxes  on  the  date  of  exercise,  the  Company  may,  in its discretion,  require an eligible  Director to place Shares  purchased  under the
Option in escrow  for the  benefit  of the  Company  until  such time as federal

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income  tax  withholding  is  required  on  amounts  included  in  the  Eligible
Director's gross income as a result of the exercise of an Option.  At such time, the Company,  in its discretion,  may require an Eligible Director to pay to the
Company an amount that the Company deems  necessary to satisfy its obligation to withhold federal, state or local taxes incurred by reason of the exercise of the
Option,  in which case the Shares will be released from escrow upon such payment by an Eligible Director.

                                   ARTICLE IX
                                   ADJUSTMENT

            9.1   PROPORTIONATE  ADJUSTMENTS.  If  the  outstanding  Shares  are increased,  decreased, changed into or exchanged into a different number of kind of Shares or securities of the Company through reorganization, recapitalization, reclassification,  stock  dividend,  stock split,  reverse  stock split or other similar transaction,  an appropriate and proportionate  adjustment shall be made to the  maximum  number  and kind of Shares as to which  Options  may be granted under this  Plan.  A  corresponding  adjustment  changing  the number or kind of
Shares allocated to unexercised  Options or portions  thereof,  which shall have been  granted  prior to any  such  change,  shall  likewise  be  made.  Any such adjustment  in the  outstanding  Options  shall be made  without  change  in the
Purchase  Price  applicable  to the  unexercised  portion of the  Option  with a corresponding  adjustment  in the  Exercise  Price of the Shares  covered by the
Option.  Notwithstanding  the  foregoing,  there shall be no adjustment  for the adjustment for the issuance of Shares on conversion of notes, preferred stock or exercise of warrants or Shares issued by the Board for such consideration as the
Board deems appropriate.

            9.2   DISSOLUTION   OR   LIQUIDATION.   Upon  the   dissolution   or
liquidation of the Company, or upon a reorganization, merger or consolidation of the Company  with one or more  corporations  as a result of which the Company is not  the  surviving  corporation,  or upon a sale  of  substantially  all of the property  or more  than 80% of the then  outstanding  Shares of the  Company  to another  corporation,  the Company shall give to each  Eligible  Director at the time of adoption of the plan for liquidation, dissolution, merger or sale either
(1) a reasonable  time  thereafter  within which to exercise the Option prior to the effective date of such  liquidation or  dissolution,  merger or sale, or (2)
the right to exercise the Option as to an  equivalent  number of Shares of stock of the corporation succeeding the Company or acquiring its business by reason of such liquidation, dissolution, merger, consolidation or reorganization.

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                                    ARTICLE X
                        AMENDMENT OR TERMINATION OF PLAN

            10.1  AMENDMENTS.  The  Board may at any time  amend or  revise  the terms  of the  Plan,  provided  no such  amendment  or  revision  shall,  unless appropriate shareholder approval of such amendment or revision is obtained:

                  (a)  increase  the maximum  number of Shares which may be sold
                  pursuant  to  Options  granted  under  the  Plan,   except  as
                  permitted under the provisions of Article IX;

                  (b) change the minimum Exercise Price set forth in Article VI;

                  (c)  increase  the  maximum  term of Options  provided  for in
                  Article VI; or

                  (d) permit  the  granting  of Options to anyone  other than as provided in Article V.

            10.2  TERMINATION.  The Board at any time may  suspend or  terminate this Plan.  This Plan,  unless sooner  terminated,  shall terminate on the tenth
(10th)  anniversary of its adoption by the Board.  Termination of the Plan shall not affect Options previously granted thereunder. No Option may be granted under this Plan while this Plan is suspended or after it is terminated.

            10.3  CONSENT OF HOLDER. No amendment,  suspension or termination of the Plan shall,  without  the consent of the holder of Options,  alter or impair any rights or obligations under any Option theretofore granted under the Plan.

                                   ARTICLE XI
                            MISCELLANEOUS PROVISIONS

            11.1  PRIVILEGE OF STOCK OWNERSHIP. No Eligible Director entitled to exercise  any  Option  granted  under the Plan  shall  have any of the rights or privileges of a shareholder  of the Company with respect to any Shares  issuable upon exercise of an Option until certificates representing the Shares shall have been issued and delivered.

            11.2  PLAN EXPENSES.  Any expenses incurred in the administration of the Plan shall be borne by the Company.

            11.3  USE OF PROCEEDS.  Payments  received from an Eligible Director upon the exercise of Options shall be used for general corporate purposes of the
Company.

            11.4  GOVERNING LAW. The Plan has been adopted under the laws of the
State of Florida.  The Plan and all Options  which may be granted  hereunder and all matters related thereto,  shall be governed by and construed and enforceable in accordance with the laws of the State of Florida as it then exists.

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                                   ARTICLE XII
                              SHAREHOLDER APPROVAL

            This Plan is  subject  to  approval,  at a duly  held  shareholders'
meeting  within 12 months after the date the Board  approves  this Plan,  by the affirmative  vote of holders of a majority  of the voting  Shares of the Company represented  in person or by proxy and entitled to vote at the meeting.  Options may be granted, but not exercised, before such shareholder approval is obtained.
If the  shareholders  fail to approve the Plan within the required  time period, any Options granted under this Plan shall be void, and no additional Options may thereafter be granted.

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